THE LAZARD FUNDS, INC.
Lazard Real Assets and Pricing Opportunities Portfolio
Supplement to Prospectus dated December 30, 2016

The following replaces the first sentence of the first paragraph of "Shareholder Information—Distribution and Servicing Arrangements" in the Prospectus:
The Portfolio offers Institutional Shares and Open Shares and may in the future offer R6 Shares.

Dated:  January 9, 2017